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Exhibit 99.1

Written Statement of Chief Executive Officer and Chief Financial Officer
Pursuant to Section 906
of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350)

        The undersigned, the Chief Executive Officer and the Chief Financial Officer of Duratek, Inc. (the "Company"), each hereby certifies that, to his knowledge on the date hereof:

  (a)
  the Quarterly Report on Form 10-Q of the Company for the quarterly period ended September 30, 2002 filed on the date hereof with the Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (b)
  information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ ROBERT E. PRINCE Robert E. Prince Chief Executive Officer November 14, 2002
/s/ ROBERT F. SHAWVER Robert F. Shawver Chief Financial Officer November 14, 2002

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  Exhibit 99.1